UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 244-4405

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2020, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Agreement”) with GridFabric, LLC, a Wisconsin limited liability company (“GridFabric”), and its sole member, Dupont Hale Holdings, LLC (“Seller”), whereby the Company purchased all of the issued and outstanding membership units of GridFabric from the Seller (the “Transaction”) in exchange for an aggregate purchase price of cash and stock of up to $1,400,000.00 (the “Purchase Price”). The Transaction closed simultaneously with execution on August 31, 2020.

As a result of the Transaction, GridFabric, an OpenADR software solutions provider, is now a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Agreement, the Purchase Price was as follows:

a)                $360,000.00 in cash was paid to the Seller at Closing;

b)                $40,000 in cash was delivered to an independent third-party escrow where such cash is subject to offset for adjustments to the Purchase Price and indemnification purposes for a period of 12 months;

c)                26,427 restricted shares of the Company’s common stock, valued at $250,000.00, were issued to the Seller (the “Shares”). The Shares are subject to certain leak-out provisions whereby the Seller may sell an amount of Shares equal to no more than ten percent (10%) of the daily dollar trading volume of the Company’s common stock on its principal market for the prior 30 days (the “Leak-Out Terms”); and

d)                additional shares of the Company’s common stock, valued at up to $750,000.00, will be issuable to Seller if GridFabric achieves certain revenue and product release milestones related to the future performance of GridFabric (the “Earn-out Shares”). The Earn-Out Shares are also subject to the Leak-Out Terms.

The Shares were issued at a fair market value of $9.46. The Earn-Out Shares will be valued at the closing price of the Company’s common stock on the date such milestone event occurs.

The Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

In connection with the Transaction, the Company also entered into employment relationships with certain of GridFabric’s key employees and plans to issue future equity compensation to said employees, subject to approval of the Company’s board of directors.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which i attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 31, 2020, the Company issued a press release announcing the Agreement and the transactions contemplated thereby. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Agreement, the Transaction, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	Membership Interest Purchase Agreement, dated as of August 31, 2020
99.1	Press Release, dated as of August 31, 2020

† Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: September 1, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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